URGENT PROXY VOTING REQUEST

Shareholder Meeting Adjourned
Please take a few minutes to vote Today

Voting Now Can Eliminate Additional Mailings and Phone Calls

Dear Valued Shareholder:

The Madison Covered Call & Equity Income Fund shareholder meeting scheduled for November 30, 2023 has been adjourned. It will reconvene on December 22, 2023.

We are sending you this reminder because you held shares in the fund on the record date and we have not received your vote. To achieve the required threshold, our proxy solicitor must continue to contact shareholders until they vote. Please help us by voting – TODAY!

YOUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
THAT YOU VOTE "FOR" THE PROPOSALS

PLEASE VOTE USING ONE OF THESE OPTIONS:

1.    VOTE ONLINE
Visit the website noted on the enclosed voting instruction form and follow the instructions.

2.    VOTE BY TOUCH-TONE TELEPHONE
Call the toll-free number printed on the enclosed voting instruction form and follow the automated instructions. Available 7 days a week 24 hours a day.

3.    VOTE BY MAIL
Mail your signed voting instruction form(s) in the postage-paid envelope.

4.    SPEAK WITH A PROXY SPECIALIST
Call 1-866-963-5820 with any questions. Specialists can assist with voting. Available Monday-Friday from
9 a.m. – 11 p.m. ET and Saturday from noon – 6 p.m. ET.

The proxy materials we sent contain important information regarding the proposals you and other shareholders are being asked to consider. Please read the materials carefully. If you have questions regarding the proposals, please call Computershare Fund Services, the funds’ proxy solicitor, toll free at 1-866-963-5820.

Thank you for your prompt attention to this matter. We appreciate your efforts, and your patience with us regarding this matter.

Sincerely,

/s/Steven P. Riege                /s/Scott Craven Jones            /s/Richard E. Struthers
Steven P. Riege                    Scott Craven Jones            Richard E. Struthers
Lead Independent Trustee                Independent Trustee            Independent Trustee